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                                                                 Exhibit 10.3(a)
                                                                  Conformed Copy


                          FIRST SUPPLEMENTAL INDENTURE

      FIRST SUPPLEMENTAL INDENTURE (this "Supplemental Indenture"), dated as of January 14, 2002, is made by and among Charter Communications Holdings, LLC, a Delaware limited liability company (and any successor in interest thereto, the "Company"), Charter Communications Holdings Capital Corporation, a Delaware corporation (and any successor in interest thereto, "Charter Capital" and together with the Company, the "Issuers"), and BNY Midwest Trust Company, as trustee (the "Trustee").

                                   WITNESSETH:

      WHEREAS, the Issuers and the Trustee have entered into an Indenture dated as of May 15, 2001 (the "Indenture"), governing the Issuers' 10.000% Senior Notes due 2011 (the "Notes");

      WHEREAS, Section 2.02 of the Indenture provides for the issuance of Additional Notes (as defined in Section 1.01 of the Indenture), and 9.01(c) of the Indenture permits supplementing the Indenture to provide for or confirm the issuance of Additional Notes without the consent of Holders;

      WHEREAS, the Issuers now desire to issue $300,000,000 of Additional Notes pursuant to the Indenture;

      WHEREAS, all things necessary to make this Supplemental Indenture a valid supplement to the Indenture according to its terms and the terms of the Indenture have been done.

      NOW, THEREFORE, the parties hereto agree as follows:

      Section 1. Definitions. All capitalized terms used herein without definition herein shall have the respective meanings ascribed to such terms in the Indenture. The rules of construction and interpretation set forth in Sections 1.02 through 1.04 and Article 10 of the Indenture shall likewise govern this Supplemental Indenture.

      Section 2. Issuance of Additional Notes. This Supplemental Indenture hereby provides for and confirms the issuance of $300,000,000 of Additional Notes pursuant to the Indenture, to be "Notes" for all purposes of the Indenture from their date of issuance.

      Section 3. Governing Law. The internal laws of the State of New York shall govern and be used to construe this Supplemental Indenture and the Additional Notes without giving effect to the applicable principles of conflicts of laws to the extent that the application of the laws of another jurisdiction would be required thereby. Each of the parties hereto agrees to submit to the jurisdiction of the courts of the State of New York in any action or proceeding arising out of or relating to this Supplemental Indenture or the Additional Notes.

      Section 4. Counterparts. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

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      Section 5. Ratification. Except as expressly amended hereby, each provision of the Indenture shall remain in full force and effect and, as amended hereby, the Indenture is in all respects agreed to, ratified, and confirmed by each of the Issuers and the Trustee.

                         [Signatures on following page]


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      IN WITNESS WHEREOF, the parties hereto have caused this Supplemental
Indenture to be duly executed as of the date first above written.

                             CHARTER COMMUNICATIONS HOLDINGS, LLC



                             By:  /s/ Ralph G. Kelly
                                   _____________________________________________
                                   Name:  Ralph G. Kelly
                                   Title: Senior Vice President

                             CHARTER COMMUNICATIONS HOLDINGS CAPITAL CORPORATION


                             By:   /s/ Ralph G. Kelly
                                   _____________________________________________
                                   Name:  Ralph G. Kelly
                                   Title: Senior Vice President

                             BNY MIDWEST TRUST COMPANY, as Trustee


                             By:   /s/ Mary Callahan
                                   _____________________________________________
                                   Name:  Mary Callahan
                                   Title: Assistant Vice President